Exhibit 99.1

GREENBROOK ANNOUNCES SETTLEMENT OF LAWSUIT WITH BENJAMIN KLEIN

August 9, 2024 – Toronto, ON – Greenbrook TMS Inc. (OTC: GBNHF) (“Greenbrook” or the “Company”) announced it has entered into a settlement agreement and release (the “Settlement Agreement”) with Mr. Benjamin Klein, Success Behavioral Holdings, LLC, Theragroup LLC, Ms. Batya Klein (collectively, the “Plaintiffs”) and The Bereke Trust U/T/A dated 2/10/03 to fully settle the previously disclosed lawsuit filed in the Superior Court of Delaware by the Plaintiffs against the Company and certain affiliates (the “Settlement”).

Pursuant to the Settlement Agreement and in full satisfaction of the claims, Greenbrook has agreed to (i) pay the Plaintiffs a cash settlement amount equal to US$800,000, comprised of a US$200,000 up-front payment followed by equal monthly installments of approximately US$67,000, (ii) the entry into an Assignment and Assumption Agreement effectively providing for the transfer to Mr. Klein of Greenbrook’s 12 Treatment Center locations in the State of New Jersey, and (iii) payment of certain payroll taxes owing in the amount of approximately US$110,000, plus interest and penalties owing thereon. Closing of the Settlement is expected to occur on or about August 15, 2024.

In conjunction with the Settlement, Mr. Klein will relinquish to the Company all of the 11,634,660 common shares of Greenbrook (the “Klein Shares”) beneficially owned, controlled or directed, directly or indirectly, by Mr. Klein that were issued in connection with the Company’s acquisition of Success TMS in July 2022 (which includes 2,908,665 common shares of Greenbrook that were held in escrow and will be released back to the Company). The Klein Shares will be returned to treasury for cancellation, following which there will be 33,967,600 common shares of Greenbrook (“Common Shares”) issued and outstanding.

The Settlement Agreement is not an admission of liability by either party and the parties have agreed to arrange for the immediate dismissal, with prejudice, of all claims, counterclaims and appeals relating to the dispute, thereby eliminating the uncertainty, distraction and expense of continued litigation between the parties. The parties have also agreed to mutual releases in respect of the matter.

“We are encouraged to be putting this lawsuit behind us,” commented Bill Leonard, President and Chief Executive Officer of Greenbrook. “Since the commencement of the dispute, both parties have worked amicably to achieve a viable resolution. With today’s announcement, we have taken an important step to permanently resolve this matter, which will allow us to fully concentrate on operating and growing our business.”

About Greenbrook TMS Inc.

Operating through 130 Company-operated Treatment Centers (118 Treatment Centers following completion of the Settlement), Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) and Spravato® (esketamine nasal spray), FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.52 million treatments to over 47,000 patients struggling with depression.

For further information please contact:

Glen Akselrod

Investor Relations

Greenbrook TMS Inc.

Contact Information:

investorrelations@greenbrooktms.com

1-855-797-4867

Cautionary Note Regarding Forward-Looking Information

Certain statements contained in this press release, including statements relating to the Settlement described herein, the expected closing date thereof and its impact on the Company’s financial position, liquidity, capital resources and cash flows, and the expected relinquishment and return to treasury for cancellation of the Klein Shares, may constitute “forward-looking information” within the meaning of applicable securities laws in Canada and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking information”). Forward-looking information may relate to the Company’s future financial and liquidity outlook and anticipated events or results and may include information regarding the Company’s business, financial position, results of operations, business strategy, growth plans and strategies, technological development and implementation, budgets, operations, financial results, taxes, dividend policy, plans and objectives. Particularly, matters related to further effectuating the Settlement Agreement and resolving matters of court related to the litigation, may be forward looking information. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “budget”, “scheduled”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “anticipates”, “does not anticipate”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “should”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this press release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the Company’s Common Shares reducing the Company’s ability to raise capital; inability to satisfy debt covenants under its credit agreement (the “Credit Agreement”) and the potential acceleration of indebtedness; risks related to the ability to continue to negotiate amendments to the Credit Agreement to prevent a default; risks relating to the Company’s ability to deliver and execute on the previously-announced restructuring plan (the “Restructuring Plan”) and the possible failure to complete the Restructuring Plan on terms acceptable to the Company or its suppliers (including Neuronetics, Inc.), or at all; risks relating to maintaining an active, liquid and orderly trading market for Common Shares as a result of the delisting of the Common Shares from Nasdaq Capital Market of the Nasdaq Stock Market LLC; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations; risks relating to strategic alternatives, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics, Inc. as its exclusive supplier of TMS devices; risks and uncertainties relating to the restatement of our financial statements for the year ended December 31, 2022 and the quarter ended September 30, 2023, including any potential litigation and/or regulatory proceedings as well as any adverse effect on investor confidence and our reputation. Additional risks and uncertainties are discussed in the Company’s materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission SEC from time to time (including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023), available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.